EXHIBIT B

                      AGREEMENT AND PLAN OF REORGANIZATION













                      AGREEMENT AND PLAN OF REORGANIZATION
                                  BY AND AMONG
                         GLOBALNET INTERNATIONAL, INC.,
                              GN ACQUISITION CORP.
                                       AND
                                RICH EARTH, INC.
                           DATED AS OF MARCH 22, 2000

                      AGREEMENT AND PLAN OF REORGANIZATION



     This AGREEMENT AND PLAN OF MERGER (the Agreement) is made and entered into as of March 22, 2000 by and among Rich Earth, Inc., a Nevada corporation (Rich Earth), GN Acquisition Corp., an Delaware corporation ("Merger Sub"), and GlobalNet International, Inc., a Delaware corporation ("GLOBALNET").

The  parties  agree  as  follows:

1.     THE  MERGER.

     1.1     The  Merger.  At the Effective Time (as defined in Section 1.2) and
             -----------
subject to and upon the terms and conditions of this Agreement, GLOBALNET shall be merged into Merger Sub (the Merger), the separate corporate existence of Merger Sub shall cease and GLOBALNET shall continue as the surviving corporation. The surviving corporation after the Merger is hereinafter sometimes referred to as the "Surviving Corporation" which shall be a wholly-owned subsidiary of Rich Earth.

     1.2     Effective  Time.  Unless  this  Agreement  is  earlier  terminated
             ---------------
pursuant to Section 8.1, the closing of the Merger (the "Closing") will take place as promptly as practicable, but no later than two (2) business days following satisfaction or waiver of the conditions set forth in Section 6, via facsimile or at the offices of Venture Law Corporation, Suite 618, 688 West Hastings Street, Vancouver, British Columbia, Canada, V6B 1P1, unless another place or time is agreed to in writing by Rich Earth and GLOBALNET. The date upon which the Closing actually occurs is herein referred to as the "Closing Date." On the Closing Date, the parties hereto shall cause the Merger to be consummated by filing Articles of Merger (or like instrument) in the form attached hereto as Exhibit A with the Secretary of State of the State of
                      ----------
Delaware (the "Merger Articles"), in accordance with the applicable provisions of Delaware law (the later time of acceptance by the Secretary of State of the State of Delaware of such filing being referred to herein as the "Effective Time").

     1.3     Effect  of  the  Merger.  At  the Effective Time, the effect of the
             -----------------------
Merger shall be as provided in the applicable provisions of Delaware law. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time, all the property, rights, privileges, powers and franchises of GLOBALNET and Merger Sub shall vest in the Surviving Corporation, and all debts, liabilities and duties of GLOBALNET and Merger Sub shall become the debts, liabilities and duties of the Surviving Corporation.

     1.4     Articles  of  Incorporation,  Bylaws.  The  Certificate  of
             ------------------------------------
Incorporation and Bylaws of Surviving Corporation shall be the Certificate of Incorporation and Bylaws of GLOBALNET.

     1.5     Directors  and Officers.  Directors of Rich Earth and the Surviving
             -----------------------
Corporation immediately after the Effective Time shall consist of eleven members. Nine nominee directors selected by Robert Donahue and two nominees selected by Myron Gushlak, each director to hold the office in accordance with the provisions of applicable laws and the Bylaws of Rich Earth and the Surviving Corporation, as applicable, until their successors are duly qualified and elected. The directors and officers of Rich Earth immediately after the Effective Time shall be the same as the Surviving Corporation except as changed by Robert Donahue, President and C.E.O., each to hold office in accordance with the provisions of the Bylaws of Rich Earth and the Surviving Corporation, as applicable, on conversion as provided for in the succeeding paragraph.

     1.6     Conversion  of  GLOBALNET  and  Merger  Sub  Common  Stock.
             ----------------------------------------------------------
          (a) At the Effective Time, each share of GLOBALNET Common Stock, par value $ 0.001 per share ("GLOBALNET Common Stock"), upon the terms and subject to the conditions set forth below shall be converted automatically into 10,000 shares (the "Exchange Ratio") of Rich Earth Common Stock par value $0.001 per share ("Rich Earth Common Stock") for an aggregate amount of 20,000,000 shares of Rich Earth Common Stock. Accordingly, at the Effective Time, the Shareholders of GLOBALNET will hold approximately 67% of the issued shares of the Rich Earth Common Stock in the Rich Earth without taking into account the issuance of 600,000 shares of Rich Earth Common Stock in accordance with Section
5.1 below. At the Effective Time, each share of the common stock of Merger Sub issued and outstanding immediately prior to the Effective Time shall be converted into and exchanged for one validly issued, fully paid and non-assessable share of common stock of the Surviving Corporation.
          (b) The Exchange Ratio shall be adjusted to reflect fully the effect of any stock split, reverse split, stock dividend (including any dividend or distribution of securities convertible into GLOBALNET Common Stock or Rich Earth Common Stock), reorganization, recapitalization or other like charge with respect to GLOBALNET Common Stock or Rich Earth Common Stock occurring after the date hereof.

         (c) No fractional share of GLOBALNET Common Stock shall be issued in the Merger. In lieu thereof, any fractional share shall be rounded up to the nearest whole share of GLOBALNET Common Stock.

     1.7     Surrender  of  Certificates.
             ---------------------------
          (a)     Exchange  Agent.  The  Venture  Law  Corporation of Vancouver,
                  ---------------
British Columbia, Canada shall serve as exchange agent (the "Exchange Agent") in the Merger.
          (b)     GLOBALNET  to  Provide  Common  Stock.  Promptly  after  the
                  -------------------------------------
Effective Time, GLOBALNET shall make available to the Exchange Agent for exchange in accordance with this Section, the shares of GLOBALNET Common Stock convertible pursuant to Section 1.6(a) in exchange for shares of Rich Earth Common Stock.
          (c)     Exchange  Procedures.  On  or  after  the  Closing  Date,  the
                  --------------------
holders of GLOBALNET Common Stock will surrender the certificates representing their GLOBALNET Common Stock (the "GLOBALNET Stock Certificate") to the Exchange Agent for cancellation together with a letter of transmittal in such form and having such provisions that the Exchange Agent reasonably requests. Promptly following the Effective Time, Exchange Agent will cause to be issued stockholders certificates for the number of shares of Rich Earth Common Stock to which such stockholders are entitled pursuant to Section 1.6.
          (d)     Transfers of Ownership.  If any certificate for shares of Rich
                  ----------------------
Earth Common Stock is to be issued in a name other than that in which the certificate surrendered in exchange therefor is registered or if any cash is to be delivered to a person other than the person whose name is on the certificate surrendered, it will be a condition to the issuance and/or delivery thereof that the certificate so surrendered will be properly endorsed and otherwise in proper form for transfer and that the person requesting such exchange will have paid to GLOBALNET or any agent designated by it any transfer or other taxes required by reason or the issuance of a certificate for shares of Rich Earth Common Stock or the delivery of any cash in any name other than that of the registered holder of the certificate surrendered, or established to the satisfaction of the Exchange Agent or any agent designated by it that such tax has been paid or is not payable. Rich Earth and the Transfer Agent acknowledge and agree that Robert Donahue shall designate prior to the Effective Time such persons and respective amounts of Rich Earth Common Stock set forth in Section 5.16 hereof.
          (e)     No  Liability.  Notwithstanding  anything  to  the contrary in
                  -------------
this Section 1.7, none of the Exchange Agent, the Surviving Corporation or any party hereto shall be liable to a holder of shares of Rich Earth Common Stock or GLOBALNET Common Stock for any amount properly paid to a public official pursuant to any applicable abandoned property, escheat or similar law.

     1.8     No  Further Ownership Rights in GLOBALNET Common Stock.  All shares
             ------------------------------------------------------
of Rich Earth Common Stock issued upon the surrender for exchange of shares of GLOBALNET Common Stock in accordance with the terms hereof, and any cash paid in respect thereof, shall be deemed to be full satisfaction of all rights pertaining to such shares of GLOBALNET Common Stock, and there shall be no further registration of transfers on the records of Rich Earth of shares of GLOBALNET Common Stock which were outstanding immediately prior to the Effective Time. If, after the Effective Time, GLOBALNET Stock Certificates are presented to Rich Earth for any reason, they shall be canceled and exchanged as provided in this Section 1.

     1.9     Lost,  Stolen  or  Destroyed  Certificates.  In  the  event  any
             ------------------------------------------
certificates evidencing shares of GLOBALNET Common Stock shall have been lost, stolen or destroyed, the Exchange Agent shall issue in exchange for such lost, stolen or destroyed certificates, upon the making of an affidavit of that fact by the holder thereof, such amount, if any, as may be required pursuant to
Section  1.6;  provided, however, that the Exchange Agent may, in its discretion
               --------  -------
and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificates to deliver an indemnity in such sum as it may reasonably direct against any claim that may be made against Rich Earth or the Exchange Agent with respect to the certificates alleged to have been lost, stolen or destroyed.

     1.10     Tax  Consequences.  It  is intended by the parties hereto that the
              -----------------
Merger will constitute a reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended. Each party has consulted with its own tax advisors with respect to the tax consequences of the Merger.

     1.11     Taking of Necessary Action; Further Action.  If, at any time after
              ------------------------------------------
the Effective Time, any such further action is necessary or desirable to carry out the purposes of this Agreement and to vest the Surviving Corporation with full right, title and possession to all assets, property, rights, privileges, powers and franchises of GLOBALNET, the officers and directors of GLOBALNET, Merger Sub and Rich Earth are fully authorized in the name of their respective corporations or otherwise to take, and will take, all such lawful and necessary action.

     2.0     REPRESENTATIONS  AND  WARRANTIES  OF  RICH  EARTH  AND  MERGER  SUB
             -----------------------------------------------

Rich Earth and Merger Sub represent and warrant to GLOBALNET, subject to such exceptions as are specifically disclosed in the Rich Earth Disclosure Schedule (referencing the appropriate Section and paragraph numbers) supplied by Rich Earth to GLOBALNET (the "Rich Earth Disclosure Schedule") and dated as of the date hereof, as follows:

     2.1     Organization  of  Rich  Earth  and  Merger  Sub.  Rich  Earth  is a
             -----------------------------------------------
corporation duly organized, validly existing and in good standing under the laws of the State of Nevada. Merger Sub is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. Rich Earth and Merger Sub each has the corporate power to own its properties and to carry on its business. Rich Earth and Merger Sub has each delivered a true and correct copy of its Articles of Incorporation and Bylaws and the Certificate of Incorporation and Bylaws, each as amended to date, to GLOBALNET. Xenios Xenopoulous is the sole director and officer of Rich Earth. Rich Earth has never conducted any operations.

     2.2     Authority.  Rich  Earth  and  Merger  Sub  each  has  all requisite
             ---------
corporate power and authority to enter into this Agreement and the Related Agreements (as defined below) and to consummate the transactions contemplated hereby and thereby. The execution and delivery of this Agreement and the Related Agreements and the consummation of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action on the part of Rich Earth and Merger Sub except that the Merger must be approved by the stockholders of Rich Earth. This Agreement has been duly executed and delivered by Rich Earth and Merger Sub and constitutes, and the Related Agreements, when duly executed and delivered by Rich Earth and Merger Sub, will constitute the valid and binding obligations of each party, enforceable in accordance with their terms, except as such enforceability may be limited by principles of public policy and subject to the laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies. The "Related Agreements" shall mean all such ancillary agreements required in this Agreement to be executed and delivered in connection with the transactions contemplated hereby.

     2.3     Capital  Structure  of  Rich  Earth.
             -----------------------------------
          (a) The authorized capital stock of Rich Earth consists of 100,000,000 shares of authorized Common Stock, par value $0.001 per share, of which 9,960,000 shares are issued and outstanding and an additional 20,000,000 shares will be issued and outstanding at the Closing which shall exclude the 600,000 shares to be issued under Section 2.3(b) below. The authorized capital stock of Merger Sub consists of 1,000 shares of authorized Common Stock, no par value, of which 100 shares are issued and outstanding in favor of Rich Earth. All outstanding shares of Rich Earth Common Stock are duly authorized, validly issued, fully paid and non-assessable and not subject to preemptive rights created by statute, the Articles of Incorporation or Bylaws of Rich Earth or any agreement to which Rich Earth is a party or by which it is bound and have been issued in compliance with federal and state securities laws. Rich Earth has no other capital stock authorized, issued or outstanding.
          (b) Rich Earth has arranged a private placement of 600,000 units at a price of $10.00 per unit for an aggregate amount of US$ 6,000,000 with two purchasers. The $6,000,000 shall be raised prior to the Closing and be available as cash to Rich Earth prior to Closing. Each "Unit" consists of one share in the common stock of the Company and one share purchase warrant ("Warrant") with each Warrant entitling the holder to purchase one common share in the Company for US$ 15.00 per share at any time on or before six months from the date of the acquisition of the Units by the Purchasers. No Units have yet been sold. Rich Earth may conduct another private placement of Units with the consent of GLOBALNET prior to the Closing of this Merger in accordance with
Section 4.2. Except for the Rich Earth Warrants, there are no options, warrants, calls, rights, commitments or agreements of any character, written or oral, to which Rich Earth or any of its shareholders is a party or by which Rich Earth or any of its shareholders is bound obligating Rich Earth or any of its shareholders to issue, deliver, sell, repurchase or redeem, or cause to be issued, delivered, sold, repurchased or redeemed, any shares of the capital stock of Rich Earth or obligating Rich Earth to grant, extend, accelerate the vesting of, change the price of, otherwise amend or enter into any such option warrant, call, right, commitment or agreement. There are no outstanding or authorized stock appreciation, phantom stock, profit participation, or other similar rights with respect to Rich Earth. There are no voting trusts, proxies, or other agreements or understandings with respect to the voting stock of Rich Earth.
          (c) The Rich Earth Common Stock has been duly approved for quotation on the NASD OTC Bulletin Board. Rich Earth has filed all forms, reports, exhibits and other documents required to be filed with the Securities and Exchange Commission under the Securities Act of 1933, the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder. Rich Earth shall have filed its annual report on Form 10-KSB for the year ended December 31, 1999 with the Securities and Exchange Commission no later than the earlier of such date as required under the regulations promulgated under the Securities Exchange Act of 1934, as amended, or within ten days of the Effective Date.

     2.4     Subsidiaries.  Except for Merger Sub, Rich Earth does not have, and
             ------------
has never had, any subsidiaries or affiliated companies and does not otherwise own, and has not otherwise owned, any shares in the capital of or any interest in, or control, directly or indirectly, any other corporation, partnership, association, joint venture or other business entity. Rich Earth owns all of the issued and outstanding capital stock of Merger Sub.

     2.5     Conflict.  The  execution  and  delivery  of this Agreement and any
             --------
Related Agreements to which it is a party by Rich Earth and Merger Sub do not, and, the consummation of the transactions contemplated hereby and thereby will not, conflict with, or result in any violation of, or default under (with or without notice or lapse of time, or both), or give rise to a right of termination, cancellation, modification or acceleration of any obligation or loss of any benefit under (any such event, a "Conflict") (i) any provision of the Articles of Incorporation and Bylaws of Rich Earth or Merger Sub, (ii) any mortgage, indenture, lease, contract or other agreement or instrument, permit, concession, franchise or license to which Rich Earth, Merger Sub or any of their properties or assets are subject, or (iii) any judgment, order, decree, statute, law, ordinance, rule or regulation applicable to Rich Earth, Merger Sub or their respective properties or assets.

     2.6     Consents.  No consent, waiver, approval, order or authorization of,
             --------
or registration, declaration or filing with, any court, administrative agency or commission or other federal, state, county, local or other foreign governmental authority, instrumentality, agency or commission ("Governmental Entity") or any third party, including a party to any agreement with Rich Earth or Merger Sub (so as not to trigger any Conflict), is required by or with respect to Rich Earth or Merger Sub in connection with the execution and delivery of this Agreement and any Related Agreements to which Rich Earth or Merger Sub is a party or the consummation of the transactions contemplated hereby and thereby, except for (i) such consents, waivers, approvals, orders, authorizations, registrations, declarations and filings as may be required under applicable securities laws thereby, and (ii) the filing of the Merger Articles with the Secretary of State of the Delaware.

     2.7     Rich  Earth Financial Statements. Rich Earth has provided GLOBALNET
             --------------------------------
with a copy of its audited balance sheets as of June 30, 1999, December 31, 1998 and December 31, 1997 and the related audited statements of operations, stockholders' equity and cash flow for the periods then ended (the "Audited Financials"). The Audited Financials are correct in all material respects and have been prepared in accordance with GAAP applied on a basis consistent throughout the periods indicated and consistent with each other. The Audited Financials present fairly the financial condition, operating results and cash flows of Rich Earth as of the dates and during the periods indicated therein. The audited financial statements for the period ended December 31, 1999 will be substantially the same in all respects as the audited financial statements for the period ended June 30, 1999 except for any changes as a result of entering into this Agreement, the transactions contemplated hereby and the transactions referenced in Section 5.0 hereof

     2.8     No  Undisclosed Liabilities.  Rich Earth and Merger Sub do not have
             ---------------------------
any liability, indebtedness, obligation, expense, claim, deficiency, guaranty or endorsement of any type, whether accrued, absolute, contingent, matured, unmatured or other (whether or not required to be reflected in financial statements in accordance with GAAP).

     2.9     No  Changes.  Since  inception  of Rich Earth and Merger Sub, there
             -----------
has  not  been,  occurred  or  arisen  any:

          (a) transaction, commitment or obligation by Rich Earth or Merger Sub of any kind other than the stock and warrant issuances described in paragraph (b) hereof;
          (b) issuance or sale, or contract to issue or sell, by Rich Earth of any shares of Rich Earth Common Stock, by Merger Sub of any of its capital stock or securities exchangeable, convertible or exercisable therefor, or any securities, warrants, options or rights to purchase any of the foregoing, except for the issuance of Units and underlying shares of Rich Earth Common Stock and the issuance of the Rich Earth Warrants previously disclosed in paragraph 2.3(b);
          (c) negotiation or agreement by Rich Earth or Merger Sub or any officer or employees thereof to do any of the things described in the preceding clauses (a) or (b) (other than negotiations with GLOBALNET and its representatives regarding the transactions contemplated by this Agreement and the disclosed private placement offering).

     2.10     Restrictions  on  Business  Activities.  There  is  no  agreement
              --------------------------------------

(noncompete or otherwise), commitment, judgment, injunction, order or decree to which Rich Earth or Merger Sub is a party or otherwise binding upon Rich Earth which has or may have the effect of prohibiting or impairing any business practice of Rich Earth, Merger Sub or the Surviving Corporation, any acquisition of property (tangible or intangible) by Rich Earth, Merger Sub or the Surviving Corporation or the conduct of business by Rich Earth, Merger Sub or the Surviving Corporation.


     2.11     Agreements,  Contracts and Commitments.  Rich Earth and Merger Sub
              --------------------------------------
are not a party to nor are they bound by any contracts, obligations or agreements of any kind except for this Agreement. (collectively a "Contract").

     2.12     Litigation.  There  is no action, suit or proceeding of any nature
              ----------
pending, or, to Rich Earth's knowledge, threatened, against Rich Earth or Merger Sub, their properties or any of its officers or directors, nor, to the knowledge of Rich Earth, is there any reasonable basis therefor. There is no investigation pending or, to Rich Earth's knowledge threatened, against Rich Earth or Merger Sub, their properties or any of its officers or directors (nor, to the best knowledge of Rich Earth, is there any reasonable basis therefor) by or before any Governmental Entity. No Governmental Entity has at any time challenged or questioned the legal right of Rich Earth or Merger Sub to conduct its operations as presently or previously conducted.

     2.13     Minute  Books.  The minutes of Rich Earth delivered to counsel for
              -------------
GLOBALNET are the only minutes of Rich Earth and contain a reasonably accurate summary of all meetings of the Board of Directors (or committees thereof) of Rich Earth and its shareholders or actions by written consent since the time of incorporation of Rich Earth.

     2.14     Broker's  and Finder's Fees:  Third Party Expenses. Rich Earth and
              --------------------------------------------------
Merger Sub have not incurred, nor will they incur, directly or indirectly, any liability for brokerage or finders' fees or agents' commissions or any similar charges in connection with the Agreement or any transaction contemplated hereby.

     2.15     Compliance  with  Laws.  Rich  Earth  and Merger Sub have complied
              ----------------------
with, are not in violation of, and have not received any notices of violation with respect to, any foreign, federal, state or local statute, law or regulation.

     2.16     Complete  Copies  of  Materials.  Rich Earth has delivered or made
              -------------------------------
available true and complete copies of each document (or summaries of same) that has been requested by GLOBALNET or its counsel.

     2.17     Representations  Complete.  None  of  the  representations  or
              -------------------------
warranties made by Rich Earth or Merger Sub (as modified by the Rich Earth Disclosure Schedule), nor any statement made in any Schedule or certificate furnished by Rich Earth pursuant to this Agreement or finished in or in connection with documents mailed or delivered to the shareholders of Rich Earth for use in soliciting their consent to this Agreement and the Merger contains or will contain at the Effective Time, any untrue statement of a material fact, or omits or will omit at the Effective Time to state any material fact necessary in order to make the statements contained herein or therein, in the light of the circumstances under which made, not misleading.

     3.0     REPRESENTATIONS  AND  WARRANTIES  OF  GLOBALNET.

GLOBALNET and its subsidiaries represents and warrants to Rich Earth, subject to such exceptions as are specifically disclosed in the GLOBALNET Disclosure Schedule (referencing the appropriate Section and paragraph numbers) supplied by GLOBALNET to Rich Earth (the "GLOBALNET Disclosure Schedule") and dated as of the date hereof, as follows (for purposes of this Section 3.0 references to GLOBALNET shall include its subsidiaries when appropriate under the circumstances):

     3.1     Organization  of  GLOBALNET.  GLOBALNET  is  a  corporation  duly
             ---------------------------
organized, validly existing and in good standing under the laws of the State of Delaware. GlobalNet's subsidiaries are limited liability companies organized, validly existing and in good standing under the laws of the State of Illinois. GLOBALNET has the corporate power to own its properties and to carry on its business as now being conducted and is duly qualified to do business and is in good standing in each jurisdiction in which the failure to be so qualified would have a material adverse effect on the ability of GLOBALNET to consummate the transactions contemplated hereby. GLOBALNET has delivered a true and correct copy of its Articles of Incorporation and Bylaws and the Certificate of Incorporation and Bylaws, each as amended to date, to Rich Earth.


     3.2     Authority.  GLOBALNET  has  all  requisite  corporate  power  and
             ---------
authority to enter into this Agreement and the Related Agreements and to consummate the transactions contemplated hereby and thereby. The execution and delivery of this Agreement and the Related Agreements and the consummation of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action on the part of GLOBALNET except that the Merger must be approved by the stockholders of GLOBALNET. This Agreement has been duly executed and delivered by GLOBALNET and constitutes, and the Related Agreements, when duly executed and delivered by GLOBALNET, will constitute the valid and binding obligations of GLOBALNET, enforceable in accordance with their terms, except as such enforceability may be limited by principles of public policy and subject to the laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies.

     3.3     Capital  Structure  of  GLOBALNET.
             ---------------------------------
          (a) The authorized stock of GLOBALNET consists of 2,000 shares of Common Stock, $ 0.001 par value, of which 2,000 shares are issued and outstanding. All outstanding shares of GLOBALNET Common Stock are duly authorized, validly issued, fully paid and non-assessable and not subject to preemptive rights created by statute, the Articles of Incorporation or Bylaws of GLOBALNET or any agreement to which GLOBALNET is a party or by which it is bound and have been issued in compliance with federal and state securities laws. GLOBALNET has no other capital stock authorized, issued or outstanding.
          (b) There are no options, warrants, calls, rights, commitments or agreements of any character, written or oral, to which GLOBALNET or any of its stockholders is a party or by which GLOBALNET or any of its stockholders is bound obligating GLOBALNET or any of its stockholders to issue, deliver, sell, repurchase or redeem, or cause to be issued, delivered, sold, repurchased or redeemed, any shares of the capital stock of GLOBALNET. There are no outstanding or authorized stock appreciation, phantom stock, profit participation, or other similar rights with respect to GLOBALNET. There are no voting trusts, proxies, or other agreements or understandings with respect to the voting stock of GLOBALNET.

     3.4     Subsidiaries.  Except  for  its  wholly  owned  subsidiary  DTA
             ------------
Communications Network, LLC, an Illinois limited liability company, which, at closing, is expected to own all of the membership interests of GlobalNet, LLC, an Illinois limited liability company, GLOBALNET does not have, and has never had, any subsidiaries or affiliated companies and does not otherwise own, and has not otherwise owned, any shares in the capital of or any interest in, or control, directly or indirectly, any other corporation, partnership, association, joint venture or other business entity.

     3.5     Conflict.  The  execution  and  delivery  of this Agreement and any
             --------
Related Agreements to which it is a party by GLOBALNET do not, and, the consummation of the transactions contemplated hereby and thereby will not, conflict with, or result in any violation of, or default under (with or without notice or lapse of time, or both), or give rise to a right of termination, cancellation, modification or acceleration of any obligation or loss of any benefit under (any such event, a "Conflict") (i) any provision of the Articles of Incorporation and Bylaws of GLOBALNET, (ii) any mortgage, indenture, lease, contract or other agreement or instrument, permit, concession, franchise or license to which GLOBALNET or any of its properties or assets are subject, or
(iii) any judgment, order, decree, statute, law, ordinance, rule or regulation applicable to GLOBALNET or its properties or assets.

     3.6     Consents.  No consent, waiver, approval, order or authorization of,
             --------
or registration, declaration or filing with, any court, administrative agency or commission or other federal, state, county, local or other foreign governmental authority, instrumentality, agency or commission ("Governmental Entity") or any third party, including a party to any agreement with GLOBALNET (so as not to trigger any Conflict), is required by or with respect to GLOBALNET in connection with the execution and delivery of this Agreement and any Related Agreements to which GLOBALNET is a party or the consummation of the transactions contemplated hereby and thereby, except for (i) such consents, waivers, approvals, orders, authorizations, registrations, declarations and filings as may be required under applicable securities laws thereby, and (ii) the filing of the Merger Articles with the Secretary of State of the Delaware.

     3.7     GLOBALNET Financial Statements.  GLOBALNET has furnished Rich Earth
             ------------------------------
with a true and complete copy of its unaudited December 31, 1999 financials statements (the "GLOBALNET Financials"). The GLOBALNET Financials present fairly the financial condition of GLOBALNET as of the date indicated therein, subject, to year-end adjustments.

     3.8     No  Undisclosed  Liabilities.  Except as disclosed in the GLOBALNET
             ----------------------------

Financials, GLOBALNET does not have any liability, indebtedness, obligation, expense, claim, deficiency, guaranty or endorsement of any type, whether accrued, absolute, contingent, matured, un-matured or other (whether or not required to be reflected in financial statements in accordance with GAAP).

     3.9     Restrictions  on Business Activities.  Other than license and other
             ------------------------------------
restrictions included in agreements entered into in the ordinary course of business, there is no agreement (non-compete or otherwise), commitment, judgment, injunction, order or decree to which GLOBALNET is a party or otherwise binding upon GLOBALNET which has or may have the effect of prohibiting or impairing any business practice of GLOBALNET or the Surviving Corporation, any acquisition of property (tangible or intangible) by GLOBALNET or the Surviving
Corporation  or  the  conduct  of  business  by  GLOBALNET  or  the  Surviving
Corporation.

     3.10     Agreements, Contracts and Commitments.  GLOBALNET is in compliance
              -------------------------------------
with and has not breached, violated or defaulted under, or received notice that it has breached, violated or defaulted under, any of the terms or conditions of any agreement, contract, covenant, instrument, lease, license or commitment to which GLOBALNET is a party or by which it is bound (collectively a "Contract"), nor is GLOBALNET aware of any event that would constitute such a breach, violation or default with the lapse of time, giving of notice or both. GLOBALNET has obtained, or will obtain prior to the Closing Date, all necessary consents, waivers and approvals as are required in connection with the Merger.

     3.11     Litigation.  There  is no action, suit or proceeding of any nature
              ----------
pending, or, to GLOBALNET's knowledge, threatened, against GLOBALNET, its properties or any of its officers or directors, nor, to the knowledge of GLOBALNET, is there any reasonable basis therefor. There is no investigation pending or, to GLOBALNET's knowledge threatened, against GLOBALNET, its properties or any of its officers or directors (nor, to the best knowledge of GLOBALNET, is there any reasonable basis therefor) by or before any Governmental Entity. No Governmental Entity has at any time challenged or questioned the legal right of GLOBALNET to conduct its operations as presently or previously conducted.

     3.12     Minute  Books.  The minutes of GLOBALNET made available to counsel
              -------------
for Rich Earth are the only minutes of GLOBALNET and contain a reasonably accurate summary of all meetings of the Board of Directors (or committees thereof) of GLOBALNET and its shareholders or actions by written consent since the time of incorporation of GLOBALNET.

     3.13     Broker's  and  Finder's Fees:  Third Party Expenses. Except for an
              ---------------------------------------------------
agreement dated October 6, 1999 between GLOBALNET and Patrick Kealy, GLOBALNET has not incurred, nor will it incur, directly or indirectly, any liability for brokerage or finder's fees or agents' commissions or any similar charges in connection with the Agreement or any transaction contemplated hereby.

     3.14     Compliance with Laws.  GLOBALNET has complied with in all material
              --------------------
respects, is not in violation of, and has not received any notices of violation with respect to, any foreign, federal, state or local statute, law or regulation.

     3.15     Complete  Copies  of  Materials.  GLOBALNET  has delivered or made
              -------------------------------
available true and complete copies of each document (or summaries of same) that has been requested by Rich Earth or its counsel.

     3.16     Representations  Complete.  None  of  the  representations  or
              -------------------------
warranties made by GLOBALNET (as modified by the GLOBALNET Disclosure Schedule), nor any statement made in any Schedule or certificate furnished by GLOBALNET pursuant to this Agreement or finished in or in connection with documents mailed or delivered to the shareholders of GLOBALNET for use in soliciting their consent to this Agreement and the Merger contains or will contain at the Effective Time, any untrue statement of a material fact, or omits or will omit at the Effective Time to state any material fact necessary in order to make the statements contained herein or therein, in the light of the circumstances under which made, not misleading.

     4.0     CONDUCT  PRIOR  TO  THE  EFFECTIVE  TIME.

     4.1     Conduct  of Business of GLOBALNET.  During the period from the date
             ---------------------------------
of this Agreement and continuing until the earlier of the termination of this Agreement or the Effective Time, GLOBALNET agrees that it shall not:
          (a) issue, grant, deliver or sell or authorize or propose the issuance, grant, delivery or sale of, or purchase or propose the purchase of, any shares of its capital stock or securities convertible into, or subscriptions, rights, warrants or options to acquire, or other agreements or commitments of any character obligating it to issue any such shares or other convertible securities except if in connection therewith, it negotiates a proportionate adjustment in the Exchange Ratio.

          (b) cause or permit any amendments to its Articles of Incorporation or Bylaws; or
          (c) Take, or agree in writing or otherwise to take, any of the actions described in Sections 4.1 above, or any other action that would prevent GLOBALNET from performing or cause GLOBALNET not to perform its covenants hereunder.

     4.2     Conduct  of  Business  of  Rich  Earth  and Merger Sub.  During the
             ------------------------------------------------------
period from the date of this Agreement and continuing until the earlier of the termination of this Agreement or the Effective Time, Rich Earth and Merger Sub each agrees that it shall not:

          (a) issue, grant, deliver or sell or authorize or propose the issuance, grant, delivery or sale of, or purchase or propose the purchase of, any shares of its capital stock (other than shares issued upon exercise of the Rich Earth Warrants) or securities convertible into, or subscriptions, rights, warrants or options to acquire, or other agreements or commitments of any character obligating it to issue any such shares or other convertible securities except if in connection therewith, it negotiates a proportionate adjustment in the Exchange Ratio;
          (b)    enter into any contract, arrangement or obligation of any kind;
          (c) cause or permit any amendments to their Articles of Incorporation or Bylaws; or
          (d) Take, or agree in writing or otherwise to take, any of the actions described in Sections 4.2 above, or any other action that would prevent Rich Earth or Merger Sub from performing or cause Rich Earth or Merger Sub not to perform its covenants hereunder.

     5.0     ADDITIONAL  AGREEMENTS.

     5.1     Sale  of Shares.  The parties hereto acknowledge and agree that the
             ---------------
shares of Rich Earth Common Stock issuable to the stockholders of GLOBALNET pursuant to Section 1.6 (the "Merger Shares") shall constitute "restricted securities" within the meaning of the Securities Act. The certificates for the Merger Shares shall bear appropriate legends to identify such privately placed shares as being restricted under the Securities Act, to comply with applicable state securities laws and, if applicable, to notice the restrictions on transfer of such shares. It is understood and agreed by the parties that after the Effective Time, Rich Earth intends to file a registration statement on Form S-1 with the Securities and Exchange Commission for registration of all or a portion of the Merger Shares.

     5.2     Stockholder  Approval.  GLOBALNET  and  Rich  Earth  shall promptly
             ---------------------
submit this Agreement and the transactions contemplated hereby to their stockholders for approval and adoption as required by law. Rich Earth shall include in its proxy materials submitted to its shareholders a proposal (i) to amend its charter to change its name from Rich Earth, Inc. to "GlobalNet International, Inc."; and (ii) to approve an omnibus stock incentive plan for up to 3,000,000 shares of Rich Earth Common Stock for issuance under such plan to officers, directors, employees and consultants of Rich Earth and its subsidiaries and affiliates.

     5.3     Access  to  Information.  Each party shall afford the other and its
             -----------------------
accountants, counsel and other representatives, reasonable access during normal business hours during the period prior to the Effective Time to
(a) all of such party's properties, books, contracts, commitments and records and (b) all other information concerning the business, properties and personnel (subject to restrictions imposed by applicable law) of such party as the other may reasonably request. No information or knowledge obtained in any investigation pursuant to this Section shall affect or be deemed to modify any representation or warranty contained herein or the conditions to the obligations of the parties to consummate the Merger.

     5.4     Confidentiality.  Each party acknowledges that in the course of the
             ---------------
performance of this Agreement, it may obtain the Confidential Information of the other party. The Receiving Party shall, at all times, both during the term of this Agreement and thereafter, keep in confidence and trust all of the Disclosing Party's Confidential Information received by it. The Receiving Party shall not use the Confidential Information of the Disclosing Party other than as expressly permitted under the terms of this Agreement or by a separate written agreement. The Receiving Party shall take all reasonable steps to prevent unauthorized disclosure or use of the Disclosing Party's Confidential Information and to prevent it from falling into the public domain or into the possession of unauthorized persons. The Receiving Party shall not disclose Confidential Information of the Disclosing Party to any person or entity other than its officers or employees (or outside legal, financial or accounting advisors) who need GLOBALNET to such Confidential Information in order to effect the intent of this Agreement and who have entered into confidentiality agreements with such person's employer or who are subject to ethical restrictions on disclosure which protects the Confidential Information of the Disclosing Party. The Receiving Party shall immediately give notice to the Disclosing Party of any unauthorized use or disclosure of Disclosing Party's

Confidential Information. The Receiving Party agrees to assist the Disclosing Party to remedy such unauthorized use or disclosure of its Confidential Information. These obligations shall not apply to the extent that Confidential Information includes information which:
          (a) is already known to the Receiving Party at the time of disclosure, which knowledge the Receiving Party shall have the burden of proving;
          (b) is, or through no act or failure to act of the Receiving Party becomes, publicly known;
          (c) is received by the Receiving Party from a third party without restriction on disclosure (although this exception shall not apply if such third party is itself violating a confidentiality obligation by making such disclosure);
          (d) is independently developed by the Receiving Party without reference to the Confidential Information of the Disclosing Party, which independent development the Receiving Party will have the burden of proving;
(e)     is  approved  for  release  by  written  authorization of the Disclosing
Party;  or

          (f) is required to be disclosed by a Government Body to further the objectives of this Agreement or by a proper order of a court of competent jurisdiction; provided, however that the Receiving Party will use its best efforts to minimize such disclosure and will consult with and assist the Disclosing Party in obtaining a protective order prior to such disclosure.

     5.5     Expenses.  Whether  or  not the Merger is consummated, all fees and
             --------
expenses incurred in connection with the Merger including, without limitation, all legal, accounting, financial advisory, consulting and all other fees and expenses of third parties ("Third Party Expenses") incurred by a party in connection with the negotiation and effectuation of the terms and conditions of this Agreement and the transactions contemplated hereby, shall be the obligation of the respective party incurring such fees and expenses.

     5.6     Public  Disclosure.  Unless otherwise required by law, prior to the
             ------------------
Effective Time, no disclosure (whether or not in response to an inquiry) of the subject matter of this Agreement shall be made by any party hereto unless approved by Rich Earth and GLOBALNET prior to release, provided that such approval shall not be unreasonably withheld.

     5.7     Consents.  Each  party  shall  use  its  best efforts to obtain the
             --------
consents, waivers and approvals as may be required in connection with the Merger so as to preserve all rights of, and benefits to, such party following the Merger.

     5.8     Reasonable Effort.  Subject to the terms and conditions provided in
             -----------------
this Agreement, each of the parties hereto shall use commercially reasonable efforts to take promptly, or cause to be taken, all actions, and to do promptly, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to complete and make effective the transactions contemplated hereby, to obtain all necessary waivers, consents and approvals and to effect all necessary registrations and filings and to remove any injunctions or other impediments or delays, legal or otherwise, in order to consummate and make effective the transactions contemplated by this Agreement for the purpose of securing to the parties hereto the benefits contemplated by this Agreement.

     5.9     Notification  of  Certain  Matters.  Each  party  shall give prompt
             ----------------------------------
notice to the other of (i) the occurrence or non-occurrence of any event, the occurrence or non-occurrence of which is likely to cause any representation or warranty of such party contained in this Agreement to be untrue or inaccurate at or prior to the Effective Time and (ii) any failure of such party to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder; provided, however, that the delivery of any notice pursuant to this Section shall not limit or otherwise affect any remedies available to the party receiving such notice.

     5.10     Additional  Documents  and Further Assurances.  Each party hereto,
              ---------------------------------------------
at the request of another party hereto, shall execute and deliver such other instruments and do and perform such other acts and things as may be necessary or desirable for effecting completely the consummation of this Agreement and the transactions contemplated hereby.

     5.11     Private  Placement.  Rich  Earth will complete a private placement
              ------------------
raising a minimum of $6,000,000. The private placement will be a unit offering conducted in connection with this Merger. Each "Unit" will consist of one common share and one share purchase warrant. Each warrant will be exercisable for a period of six months for one additional share in the capital of Rich Earth for $15.00 per share from the date of acquisition by the purchaser of the Units. Rich Earth may conduct an additional offering under the same terms prior to the Closing Date with the consent of GLOBALNET prior to the Closing of this Merger in accordance with Section 4.2. All such funds to be made available minus expenses to Rich Earth.

     5.12     Bridge  Loan.  Rich  Earth  will  arrange  or directly provide DTA
              ------------
Communications Network, LLC with a bridge loan in the amount of $2,427,198 (the "Loan"). The Loan is to be evidenced by a promissory note with a maturity date of (1)May 31, 2000, or (2) September 21, 2000 in the event the Closing shall not occur. The parties agree the loan may be repaid or assumed by Rich Earth on closing the private placement contemplated in sub-section 5.11 above.

     5.13     Stock Purchase Agreement.  Imperium Capital (USA), Inc. will enter
              ------------------------
into a binding agreement with Robert Donahue to purchase Rich Earth Common Stock for an aggregate amount of $1,500,000. Imperium Capital (USA), Inc. will be obligated to acquire these shares from Robert Donahue within 30 days of the Closing Date of the Effective Date.

     5.14     Employment  Agreements.  Rich  Earth  shall  enter into employment
              ----------------------
agreements with Robert Donahue and Colum Donahue (collectively, the "Donahues") in form and substance acceptable to each of the Donahues.

     5.15     Officers  and  Directors.  Rich  Earth  shall  cause each of their
              ------------------------
officers and directors to submit and such persons shall have submitted written resignations effective as of the Closing and the nominees selected as per
Section 1.5 shall have been appointed officers and directors of Rich Earth and the Surviving Corporation, as applicable, effective as of the Closing.

     5.16     Donahue  Designee's.  Robert  Donahue  and  the  shareholders  of
              -------------------
GlobalNet, pro rata based upon their percentage ownership interest in GlobalNet, shall designate Patrick Kealy and Carmine Adimando to each receive 300,000 shares of Rich Earth Common Stock and such other persons within Robert Donahue's sole discretion to receive not more than 2,000,000 shares of Rich Earth Common Stock in the aggregate.

     6.0     CONDITIONS  TO  THE  MERGER.

     6.1     Conditions  to Obligations of Each Party to Effect the Merger.  The
             -------------------------------------------------------------
respective obligations of each party to this Agreement to effect the Merger shall be subject to the satisfaction at or prior to the Effective Time of the following conditions:
          (a)     No  Injunctions  or  Restraints;  Illegality.  No  temporary
                  --------------------------------------------
restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other legal restraint or prohibition preventing the consummation of the Merger shall be in effect, nor shall any proceeding brought by an administrative agency or commission or other governmental authority or instrumentality, domestic or foreign, seeking any of the foregoing be pending; nor shall there be any action taken, or any statute, rule, regulation or order enacted, entered, enforced or deemed applicable to the Merger, which makes the consummation of the Merger illegal.
          (b)     Governmental  Approval.  Approvals  from Governmental Entities
                  ----------------------
(if any) deemed appropriate or necessary by any party to this Agreement shall have been timely obtained.
          (c)     Litigation.  There  shall  be no bona fide action, suit, claim
                  ----------
or proceeding of any nature pending, or overtly threatened, against the Rich Earth or GLOBALNET, their respective properties or any of their officers or directors, arising out of, or in any way connected with, the Merger or the other transactions contemplated by the terms of this Agreement.
          (d)     Minimum  Asset  Value.  Effective  as  of  the  Closing  and
                  ---------------------
excluding expenses as permitted hereunder, Rich Earth shall have not less than $3,572,802 of cash and shall have no commitments, obligations or liabilities, whether fixed, accrued or contingent, other than legal fees and disbursements or as otherwise disclosed or set forth in this Agreement or the Rich Earth Disclosure Schedule. Rich Earth shall have loaned to DTA Communications Network, LLC or to its subsidiaries $2,127,198 in cash for payment by DTA Communications Network, LLC in accordance with the Transfer Agreement dated March 6, 2000 between I:Comm Networks, LLC and DTA Communications Network, LLC and an additional $300,000 to DTA Communications Network, LLC for working capital purposes of DTA Communications Network, LLC and its affiliates.

     6.2     Additional Conditions to Obligations of GLOBALNET.  The obligations
             -------------------------------------------------
of GLOBALNET to consummate and effect this Agreement and the transactions contemplated hereby shall be subject to the satisfaction at or prior to the Effective Time of each of the following conditions, any of which may be waived, in writing, exclusively by GLOBALNET:
          (a)     Representations,  Warranties  and  Covenants.  The
                  --------------------------------------------
representations and warranties of Rich Earth in this Agreement shall be true and correct in all material respects on and as of the Effective Time as though such representations and warranties were made on and as of such time and Rich Earth shall have performed and complied in all material respects with all covenants and obligations of this Agreement required to be performed and complied with by it as of the Effective Time.

          (b)     Claims.  There  shall not have occurred any claims (whether or
                  ------
not asserted in litigation) which may materially and adversely affect the consummation of the transactions contemplated hereby or may have a material adverse effect on Rich Earth.
          (c)     Certificate  of President.  GLOBALNET shall have been provided
                  -------------------------
with a certificate executed on behalf of Rich Earth by its President to the effect that, as of the Effective Time:
               (i) all representations and warranties made by the Rich Earth in this Agreement are true and correct in all material respects;
               (ii) all covenants and obligations of this Agreement to be performed by the Rich Earth on or before such date have been so performed in all material respects.
               (iii) the conditions set forth in Section 6.1 and 6.2 have been satisfied.
     6.3     Additional  Conditions  to  the  Obligations  of  Rich  Earth.  The
             -------------------------------------------------------------
obligations of Rich Earth to consummate and effect this Agreement and the transactions contemplated hereby shall be subject to the satisfaction at or prior to the Effective Time of each of the following conditions, any of which may be waived, in writing, exclusively by Rich Earth:

          (a)     Representations,  Warranties  and  Covenants.  The
                  --------------------------------------------
representations and warranties of GLOBALNET in this Agreement shall be true and correct in all material respects on and as of the Effective Time as though such representations and warranties were made on and as of the Effective Time and GLOBALNET shall have performed and complied in all material respects with all covenants and obligations of this Agreement required to be performed and complied with by it as of the Effective Time.
          (b)     Claims.  There  shall not have occurred any claims (whether or
                  ------
not asserted in litigation) which may materially and adversely affect the consummation of the transactions contemplated hereby or may have a material adverse effect on GLOBALNET.
          (c)     Third  Party  Consents.  Any  and  all  consents, waivers, and
                  ----------------------
approvals  required  by  GLOBALNET  shall  have  been  obtained.
          (d)     Certificate of GLOBALNET.  Rich Earth shall have been provided
                  ------------------------
with a certificate executed on behalf of GLOBALNET by its President to the effect that, as of the Effective Time:
               (i) all representations and warranties made by GLOBALNET in this Agreement are true and correct in all material respects; and
               (ii) all covenants and obligations of this Agreement to be performed by GLOBALNET on or before such date have been so performed in all material respects.
               (iii) the provisions set forth in Section 6.3 have been satisfied.

     7.0     SURVIVAL  OF  REPRESENTATIONS  AND  WARRANTIES.

     7.1     Survival  of  Representations  and Warranties. All representations,
             ---------------------------------------------
warranties, agreements, covenants contained in this Agreement shall survive for a period of three years from the anniversary date of the Effective Date; except for the representations and warranties relating or pertaining to any tax or tax returns by the parties which shall survive until the expiration of all applicable statutes of limitations, or extensions thereof, governing each tax or tax returns.

     8.0     TERMINATION,  AMENDMENT  AND  WAIVER.

     8.1     Termination.  Except as provided in Section 8.2, this Agreement may
             -----------
be  terminated and the Merger abandoned at any time prior to the Effective Time:
          (a)     by  mutual  consent  of  GLOBALNET  and  Rich  Earth;
          (b) by Rich Earth or GLOBALNET if (a) the Effective Time has not occurred by July 1, 2000; (b) there shall be a final nonappealable order of a federal or state court in effect preventing consummation of the Merger; or (c) there shall be any statute, rule, regulation or order enacted, promulgated or issued or deemed applicable to the Merger by any Governmental Entity that would make consummation of the Merger illegal;
          (c) by either party if there shall be any action taken, or any statute, rule, regulation or order enacted, promulgated or issued or deemed applicable to the Merger by any Governmental Entity, which would prohibit GLOBALNET's ownership or operation of any portion of the business of Rich Earth;
          (d) by GLOBALNET if it is not in material breach of its obligations under this Agreement and there has been a material breach of any representation, warranty, covenant or agreement contained in this Agreement on the part of Rich Earth and such breach has not been cured within ten (10) calendar days after written notice to Rich Earth; provided, however, that, no
                                                     --------  -------
cure  period shall be required for a breach which by its nature cannot be cured;

          (e) by Rich Earth if it is not in material breach of its obligations under this Agreement and there has been a material breach of any representation, warranty, covenant or agreement contained in this Agreement on the part of GLOBALNET and such breach has not been cured within ten (10) calendar days after written notice to GLOBALNET; provided, however, that no cure
                                                 --------  -------
period  shall  be  required  for  a  breach which by its nature cannot be cured.

Where action is taken to terminate this Agreement pursuant to this Section 8.1, it shall be sufficient for such action to be authorized by the Board of Directors (as applicable) of the party taking such action.

     8.2     Effect  of  Termination.  In  the  event  of  termination  of  this
             -----------------------
Agreement as provided in Section 8.1, this Agreement shall forthwith become void and there shall be no liability or obligation on the part of Rich Earth or GLOBALNET, or their respective officers, directors or shareholders, provided that each party shall remain liable for any breaches of this Agreement prior to its termination; provided further that, the provisions of Sections 5.4, 5.5 and 5.6, Section 9 and this Section 8.2 shall remain in full force and effect and survive any termination of this Agreement.

     8.3     Amendment.  This  Agreement may be amended by the parties hereto at
             ---------
any time by execution of an instrument in writing signed on behalf of each of the parties hereto.


     8.4     Extension;  Waiver.  At  any time prior to the Effective Time, Rich
             ------------------
Earth and GLOBALNET, may, to the extent legally allowed, (i) extend the time for the performance of any of the obligations of the other party hereto, (ii) waive any inaccuracies in the representations and warranties made to such party contained herein or in any document delivered pursuant hereto, and (iii) waive compliance with any of the agreements or conditions for the benefit of such party contained herein. Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party.

     9.0     GENERAL  PROVISIONS.

     9.1     Notices.  All  notices  and other communications hereunder shall be
             -------
in writing and shall be deemed given if delivered personally or by commercial messenger or courier service, or mailed by registered or certified mail (return receipt requested) or sent via facsimile (with acknowledgment of complete transmission) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice), provided, however,
                                                              --------
that  notices  sent  by  mail  will  not  be  deemed  given  until  received:

(a)     if  to  Rich  Earth,  to:

     Venture  Law  Corporation
     688  West  Hastings  Street,  Suite  618
     Vancouver,  BC,  V6B  1P1
     Attention:  Alixe  B.  Cormick
     Telephone  No.:  (604)  659-9188
     Facsimile  No.:  (604)  659-9178

(b)     if  to  GLOBALNET,  to:

     GLOBALNET,  Inc.
     721  E.  Madison
     Villa  Park,  Illinois  60181
     Attention:  Robert  Donahue,  President
     Telephone  No.:  (630)  279-1735
     Facsimile  No.:  (630)  279-9720

and  copies  to:

     Cummings  &  Lockwood
     Four  Stamford  Plaza
     P.O.  Box  120
     Stamford,  Connecticut  06904-0120
     Attn:  David  E.  Fleming,  Esq.
     Telephone  No.:  (203)  327-1700
     Facsimile  No.:  (203)  351-4535
and  to:

     Greenhill  Partners,  P.C.
     555  Fifth  Avenue
     18th  Floor
     New  York,  NY  10017
     Attn:  Jonathan  S.  Greenhill,  Esq.
     Telephone  No.:  (212)  661-5500
     Facsimile  No.:  (212)  661-5509

     9.2     Interpretation.  The  words  include,  includes  and including when
             --------------
used herein shall be deemed in each case to be followed by the words without limitation. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.



     9.3     Counterparts.  This  Agreement  may  be  executed  in  one  or more
             ------------
counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party, it being understood that all parties need not sign the same counterpart.

     9.4     Entire  Agreement; Assignment.  This Agreement, the Exhibits hereto
             -----------------------------
and the documents and instruments and other agreements among the parties hereto referenced herein: (a) constitute the entire agreement among the parties with respect to the subject matter hereof and supersede all prior agreements and understandings both written and oral among the parties with respect to the subject matter hereof, (b) are not intended to confer upon any other person any rights or remedies hereunder; and (c) shall not be assigned by operation of law or otherwise.

     9.5     Severability.  In the event that any provision of this Agreement or
             ------------
the application thereof, becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Agreement will continue in full force and effect and the application of such provision to other persons or circumstances will be interpreted so as reasonably to effect the intent of the parties hereto. The parties further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such void or unenforceable provision.

     9.6     Other  Remedies.  Except  as otherwise provided herein, any and all
             ---------------
remedies herein expressly conferred upon a party will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by law or equity upon such party, and the exercise by a party of any one remedy will not preclude the exercise of any other remedy.

     9.7     Governing  Law.  This  Agreement shall be governed by and construed
             --------------
in accordance with the laws of the State of Nevada, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof. Each of the parties hereto irrevocably consents to the exclusive jurisdiction and venue of any court within Clark County, State of Nevada, in connection with any matter based upon or arising out of this Agreement or the matters contemplated herein, agrees that process may be served upon them in any manner authorized by the laws of the State of Nevada for such persons and waives and covenants not to assert or plead any objection which they might otherwise have to such jurisdiction, venue and such process.

     9.8     Rules  of  Construction.  The  parties  hereto agree that they have
             -----------------------
been represented by counsel during the negotiation and execution of this Agreement and, therefor, waive the application of any law, regulation, holding or rule of construction providing that ambiguities in an agreement or other document will be construed against the party drafting such agreement or document.

IN  WITNESS  WHEREOF,  the  Parties have executed this Agreement as of March __,
2000.





GLOBALNET,  INC.                                       RICH  EARTH,  INC.




By:_____________________________                 By:___________________________
Name:  Robert  Donahue                              Name:  Xenios  Xenopoulous
Title:  Chief  Executive  Officer  and              Title:  President
GN  ACQUISITION  CORP.



By:___________________________
Name:
Title:

Agreed and accepted to as to Sections 1.7 and 9 hereof:

VENTURE  LAW  CORPORATION



By:_____________________________
Name:
Title: